UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

CNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-50729	54-2059214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Windsor Blvd., Windsor, VA		23487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 242-4422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

CNB Bancorp, Inc. (the Company) held its Annual Meeting of Shareholders on May 6, 2010 (the Annual Meeting). At the Annual Meeting, the shareholders of the Company elected four directors to serve a three year term, expiring in 2013. The voting results are as follows:

Name	Number of Votes For	Number of Votes Against	Number of Broker Non-votes
Judy D. Brown	756,436	56,812	—

Oliver D. Creekmore	764,483	48,765	—

Harold F. Demsko	800,273	12,975	—

William E. Goodwin	779,836	33,412	—

In addition, the following directors continue in office until the annual meeting of shareholders in the year indicated:

Name	Year
Allen E. Brown	2011

Brenton D. Burgess	2011

Anna M. Nash	2011

Marcia C. Patterson	2011

Gerald D. Schiemberg	2011

Susan W. O’Connell	2011

Lester A. Younkins	2011

Dorothy L. Dalton	2012

Tommy J. Duncan	2012

Jeffrey H. Noblin	2012

Michael G. Smith	2012

Robert E. Spencer, Jr.	2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010	CNB BANCORP, INC.

	By:	/S/ ELIZABETH BEALE
Elizabeth Beale
Chief Financial Officer

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